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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-93623 and 333-93625) of Triton PCS Holdings, Inc., of our report dated February 25, 2000 relating to the financial statement schedules, which appear in this Form 10-K/A.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 9, 2000